Provisions	12 Months Ended
Dec. 31, 2023
Disclosure of other provisions [abstract]
Provisions
Note 38: Provisions
Critical accounting judgements and key sources of estimation uncertainty

Critical judgement:	Determining whether a present obligation exists and whether it is more likely than not that an outflow of resources will be required to settle that obligation
Key sources of estimation uncertainty:	Populations impacted, response rates and uphold rates
Determining the amount of the provisions, which represent management’s best estimate of the cost of settling these issues, requires the exercise of significant judgement and estimation. It will often be necessary to form a view on matters which are inherently uncertain, such as the scope of reviews required by regulators, and to estimate the number of future complaints, the extent to which they will be upheld, the average cost of redress and the impact of decisions reached by legal and other review processes that may be relevant to claims received. Consequently the continued appropriateness of the underlying assumptions is reviewed on a regular basis against actual experience and other relevant evidence and adjustments made to the provisions where appropriate.
Note 38: Provisions continued

Provisions for financial commitments and guarantees £m		Regulatory and legal provisions £m	Other[1] £m	Total £m
At 1 January 2023	323	803	677	1,803
Exchange and other adjustments	(1)	5	3	7
Provisions applied	–	(378)	(372)	(750)
Charge for the year	–	675	342	1,017
At 31 December 2023	322	1,105	650	2,077
1    Restated for the adoption of IFRS 17; see notes 1 and 54.
Provisions for financial commitments and guarantees
Provisions are recognised for expected credit losses on undrawn loan commitments and financial guarantees.
Regulatory and legal provisions
In the course of its business, the Group is engaged on a regular basis in discussions with UK and overseas regulators and other governmental authorities on a range of matters, including legal and regulatory reviews and, from time to time, enforcement investigations (including in relation to compliance with applicable laws and regulations, such as those relating to prudential regulation, consumer protection, investment advice, business conduct, systems and controls, environmental, competition/anti-trust, tax, anti-bribery, anti-money laundering and sanctions). Any matters discussed or identified during such discussions and inquiries may result in, among other things, further inquiry or investigation, other action being taken by governmental and/or regulatory authorities, increased costs being incurred by the Group, remediation of systems and controls, public or private censure, restriction of the Group’s business activities and/or fines. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers (including their appointed representatives), investors and other third parties and is subject to legal proceedings and other legal actions from time to time. Any events or circumstances disclosed could have a material adverse effect on the Group’s financial position, operations or cash flows. Provisions are held where the Group can reliably estimate a probable outflow of economic resources. The ultimate liability of the Group may be significantly more, or less, than the amount of any provision recognised. If the Group is unable to determine a reliable estimate, a contingent liability is disclosed. The recognition of a provision does not amount to an admission of liability or wrongdoing on the part of the Group. During the year ended 31 December 2023 the Group charged a further £675 million in respect of legal actions and other regulatory matters and the unutilised balance at 31 December 2023 was £1,105 million (31 December 2022: £803 million). The most significant items are outlined below.
Motor commission review
A £450 million provision, all recognised in the fourth quarter, has been established for the potential impact of the recently announced FCA review into historical motor finance commission arrangements and sales.
As disclosed in previous periods, the Group continues to receive a number of court claims and complaints in respect of motor finance commissions and is actively engaging with the FOS in its assessment of these complaints. On 10 January 2024, the FOS issued its Final Decision on a complaint relating to the Group, as well as decisions relating to other industry participants. On 11 January 2024, the FCA announced a section 166 review of historical motor finance commission arrangements and sales and plans to communicate a decision on next steps in the third quarter of 2024 on the basis of the evidence collated in the review. The FCA has indicated that such steps could include establishing an industry-wide consumer redress scheme and/or applying to the Financial Markets Test Case Scheme, to help resolve any contested legal issues of general importance.
Following the FCA Motor Market Review in March 2019, the FCA issued a policy statement in July 2020 prohibiting the use of discretionary commission models from 28 January 2021, which the Group adhered to. The Group continues to believe that its historical practices were compliant with the law and regulations in place at that time.
As noted above, in response to both the FOS decisions and the FCA announcement the Group has recognised a charge of £450 million. This includes estimates for operational and legal costs, including litigation costs, together with estimates for potential awards, based on various scenarios using a range of assumptions, including for example, commission models, commission rates, applicable time periods (between 2007 and 2021), response rates and uphold rates. Costs and awards could arise in the event that the FCA concludes there has been misconduct and customer loss that requires remediation, or from adverse litigation decisions. However, while the FCA review is progressing there is significant uncertainty as to the extent of misconduct and customer loss, if any, the nature and extent of any remediation action, if required, and its timing. The ultimate financial impact could therefore materially differ from the amount provided, both higher or lower. The Group welcomes the FCA intervention through an independent section 166 review.
HBOS Reading – review
The Group continues to apply the recommendations from Sir Ross Cranston’s review, issued in December 2019, including a reassessment of direct and consequential losses by an independent panel (the Foskett Panel), an extension of debt relief and a wider definition of de facto directors. The Foskett Panel’s full scope and methodology was published on 7 July 2020. The Foskett Panel’s stated objective is to consider cases via a non-legalistic and fair process and to make its decisions in a generous, fair and common sense manner, assessing claims against an expanded definition of the fraud and on a lower evidential basis.
In June 2022, the Foskett Panel announced an alternative option, in the form of a fixed sum award which could be accepted as an alternative to participation in the full re-review process, to support earlier resolution of claims for those deemed by the Foskett Panel to be victims of the fraud. Around 90 per cent of the population have now had outcomes via this new process. The provision is unchanged in 2023. Notwithstanding the settled claims and the increase in outcomes which builds confidence in the full estimated cost, uncertainties remain and the final outcome could be different from the current provision once the re-review is concluded by the Foskett Panel. There is no confirmed timeline for the completion of the Foskett Panel re-review process nor the review by Dame Linda Dobbs. The Group is committed to implementing Sir Ross Cranston’s recommendations in full.
Note 38: Provisions continued
Payment protection insurance (PPI)
The Group has incurred costs for PPI over a number of years totalling £21,960 million. The Group continues to challenge PPI litigation cases, with mainly legal fees and operational costs associated with litigation activity recognised within regulatory and legal provisions.
Customer claims in relation to insurance branch business in Germany
The Group continues to receive claims from customers in Germany relating to policies issued by Clerical Medical Investment Group Limited (subsequently renamed Scottish Widows Limited), with smaller numbers of claims received from customers in Austria and Italy. The total provision made to 31 December 2023, was £709 million (31 December 2022: £709 million) with £13 million utilisation of the provision during the year, leaving an unutilised provision at 31 December 2023 of £75 million. The ultimate financial effect, which could be significantly different from the current provision, will be known only once all relevant claims have been resolved.
Other
The Group carries provisions of £137 million (2022: £112 million) in respect of dilapidations, rent reviews and other property-related matters.
Provisions are also made for staff and other costs related to Group restructuring initiatives at the point at which the Group becomes committed to the expenditure; at 31 December 2023 provisions of £245 million (31 December 2022: £112 million) were held.
The Group carries provisions of £46 million (2022: £86 million) for indemnities and other matters relating to legacy business disposals in prior years. Whilst there remains significant uncertainty as to the timing of the utilisation of the provisions, the Group expects the majority of the remaining provisions to have been utilised by 31 December 2026.